Exhibit 10.20

Owl Rock Technology Advisors II LLC

399 Park Avenue New York, NY 10022

March 23, 2022

Craig W. Packer

Owl Rock Technology Income Corp. 399 Park Avenue

New York, NY 10022

Re: Waiver of Management Fee

Dear Mr. Packer,

Reference is hereby made to the Investment Advisory Agreement (the “Investment Advisory Agreement”), dated November 30, 2021, by and between Owl Rock Technology Income Corp. (the “Company”) and Owl Rock Technology Advisors II LLC (the “Adviser”). Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Investment Advisory Agreement.

We hereby agree to waive 100% of the Management Fee from January 1, 2022 through October 31, 2022, as calculated in accordance with the Investment Advisory Agreement.

No portion of the Management Fee waived shall be subject to recoupment.

For the avoidance of doubt, the purpose of the waiver described herein is to reduce aggregate fees payable to the Adviser by the Company for the year ended December 31, 2022.

Sincerely yours,

Owl Rock Technology Advisors II LLC

By:	/s/ Neena Reddy
Name:	Neena Reddy
Title:	General Counsel and Chief Legal Officer